SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        HIGHLANDS BANKSHARES, INC.
             (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:





March 20, 1998



Dear Shareholders:

You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, April 14, 1998, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 1997 is also enclosed.

We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

Sincerely,



John G. VanMeter
Chairman of the Board


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             To the Shareholders of Highlands Bankshares, Inc.


   The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, April 14, 1998, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

   1. Election of eight directors, with one-third to serve until the annual meeting of shareholders in each of 1999, 2000 and 2001.

   2. Ratification of the appointment of S. B. Hoover and Company, L.L.P. as independent auditors for 1998.

   3. Transaction of other business as may properly come before the meeting.

   Only shareholders of record at the close of business on March 2, 1998 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

   To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                         By Order of the Board of Directors



                         Clarence E. Porter
                         Corporate Secretary

March 20, 1998

                         HIGHLANDS BANKSHARES INC.
                               P.O. Box 929
                     Petersburg, West Virginia  26847
                              (304) 257-4111

                              PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. (Highlands or the Company) to be held Tuesday, April 14, 1998, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof (Annual Meeting). The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 20, 1998.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof.

     A 1997 Annual Report to shareholders, including current financial statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement but should not be considered proxy solicitation material.

     Interested shareholders may obtain without charge a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to Clarence E. Porter, Corporate Secretary, Highlands Bankshares, Inc., P.O. Box 929, Petersburg, West Virginia 26847.

                   OUTSTANDING SHARES AND VOTING RIGHTS

     Only shareholders of record at the close of business on March 2, 1998, will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding 501,898 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available for the election of directors, as further described in this Proxy Statement.

     Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee (Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

     If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting; and Proposal Two will be approved by a majority of the votes cast by shareholders in person or by proxy at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted will not be included in determining the number of votes cast.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                           OWNERS AND MANAGEMENT

     The following table sets forth the name and address of, and number and percentage of shares of Common Stock held as of March 2, 1998 by, each of the Company's directors and executive officers and all of the Company's directors and executive officers as a group. To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock.

                                       Amount Beneficially   Percent of
Name of Owner
                                              Owned          Class
-------------                          -------------------   -----------

Leslie A. Barr, Director and President   1,838<F1>                *
Thomas B. McNeil, Sr., Director          5,341<F2>              1.1%
George B. Moomau, Director               7,740<F3>              1.5%
Clarence E. Porter,
  Director and Secretary/Treasurer         112<F4>                *
Courtney R. Tusing, Director               816<F5>                *
John G. VanMeter, Director              21,100<F6>              4.2%
Jack H. Walters, Director                3,608<F7>                *
L. Keith Wolfe, Director                 2,860<F8>                *

All of the eight directors and each of  43,415                  8.7%
the two executive officers of the
Company, as a group

*    Denotes less than 1% of class

________________________
[FN]
     <F1> Includes 940 shares owned directly and 898 shares owned jointly with his wife.

     <F2> Includes 3,072 shares owned directly, and 2,269 shares held by his wife over which he holds no voting or dispositive powers.

     <F3> Includes 100 shares owned directly and 7,640 shares held by his wife over which he holds no voting or dispositive powers.

     <F4> Includes 100 shares owned directly and 12 shares held by his wife over which he holds no voting or dispositive powers.

     <F5> Includes 816 shares owned directly.

     <F6> Includes 11,000 shares owned directly and 10,000 shares owned by his wife over which he holds no voting or dispositive powers.

     <F7> Includes 3,508 shares owned directly and 50 shares held as co-
          guardian for each of his two minor children.

     <F8> Includes 2,610 shares owned directly, 100 shares held jointly with each of his two minor children, and 50 shares held by his wife over which he holds no voting or dispositive powers.

PROPOSAL ONE               ELECTION OF DIRECTORS

     There are currently eight directors of the Board, all of whom were elected by the shareholders of the Company at its 1997 Annual Meeting.
At the 1997 Annual Meeting, the Company's shareholders approved an amendment to the Company's Articles of Incorporation providing for a classified Board of Directors with staggered terms. Consequently, at the 1998 Annual Meeting, approximately one-third of the directors will be classified as Class A directors who will serve until the 1999 Annual Meeting, approximately one-third will be classified as Class B directors, who will serve until the 2000 Annual Meeting, and the remaining directors will be classified as Class C directors, and will serve until the 2001 Annual Meeting.

     In the election of directors for each class, the Company's shareholders shall have as many votes as the number of shares they own, multiplied by the number of directors to be elected in such class. When voting by proxy or in person at the Annual Meeting, shareholders may do one of the following:

     1. A shareholder may vote FOR all of the director nominees. If the shareholder wishes to withhold authority as to certain nominees, however, he may do so by writing the name of the person or persons for whom he does not want to vote in a space provided on the proxy.

     2. A shareholder may WITHHOLD AUTHORITY to vote for all of the director nominees, in which case none of the nominees receives any of the shareholder's vote.

     3. A shareholder may CUMULATE all of his votes for one director nominee in a class or distribute them among as many nominees for such class as he chooses. For example, the election of three directors in a class entitles a shareholder who owns 100 shares of stock to 300 votes. The shareholder may vote all 300 votes for one director nominee in a class, or may allocate his votes among two or more of the nominees in the class. Shareholders wishing to cumulate their vote on the enclosed proxy should direct that their votes be cumulated on behalf of the directors for whom they vote by writing the name of the director or directors in the space provided on the proxy and indicating the number of votes to be cast for each such director.

     It is the intention of the persons named as proxies in the accompanying form of proxy, unless instructed otherwise, to vote for the election of all of the nominees for directors set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe any of the nominees will be unable to serve if elected.

The Board recommends for election each of the nominees set forth below.

                      INFORMATION CONCERNING NOMINEES

     The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting.

Name and Position          Director          Principal Occupation
with the Company      Age    Since           During the Last Five Years
----------------      ---  -------           --------------------------
                                 CLASS A DIRECTORS
             (to serve until the 1999 annual meeting of shareholders)

John G. VanMeter       60   5/85     Attorney at Law; Partner, VanMeter & VanMeter
Chairman of the Board

Courtney R. Tusing     72   8/95     Retired; President and Chairman of the Board
                                     of First United National Bank & Trust and
                                     First United Corp.

                                 CLASS B DIRECTORS
             (to serve until the 2000 annual meeting of shareholders)

Thomas B. McNeil, Sr.  71   4/97     Chairman of the Board of Capon Valley Bank
                                     since July 1995; Retired Insurance Agent

L. Keith Wolfe         71   5/85     Owner of Petersburg Motor Company

Clarence E. Porter     49   4/92     President and Chief Executive Officer of The
Secretary/Treasurer                  Grant County Bank since August 1991; Vice
                                     President of The Grant County Bank from
                                     August 1988 until August 1991

                                 CLASS C DIRECTORS
             (to serve until the 2001 annual meeting of shareholders)

Jack H. Walters        50   7/87     Attorney at Law; Partner, Walters & Krauskopf

Leslie A. Barr         60   7/87     President and Chief Executive Officer of
President                            Capon Valley Bank since August 1985

George B. Moomau       77   5/85     Chairman of the Board of The Grant County
                                     Bank since October 1988; prior thereto,
                                     President of The Grant County Bank

Board Meetings and Compensation

     The Board met 12 times during 1997. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Directors received $250.00 for attending Board meetings, and $100.00 for attending committee meetings not held in conjunction with Board meetings. For 1997, the Company had a Compensation Committee which consisted of John G. VanMeter, Jack H. Walters, L. Keith Wolfe, and Courtney R. Tusing, and which met one time during 1997. The Compensation Committee reviews and recommends to the Board salaries for the executive officers of the subsidiary banks for the upcoming year. The Company did not have a standing audit or nominating committee.

Certain Related Transactions

     Loans made by the Grant County Bank and Capon Valley Bank to director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                          EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth the compensation of the Chief Executive Officer of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years.

                        Summary Compensation Table
                                                                   Other
Name and                               Annual Compensation     Compensation<F2>
                                       -------------------     ------------
Principal Position                Year  Salary($)<F1>  Bonus($)     ($)
----------------------------------------------------------------------------
Clarence E. Porter
 Secretary/Treasurer of Company;  1997 $93,425         $    0       $     0
 President and Chief Executive    1996  88,833              0         5,328
 Officer of The Grant County Bank 1995  82,719              0         2,444

Leslie A. Barr
 President of Company;            1997 $92,025         $    0       $12,655
 President and Chief Executive    1996  79,706          6,467        12,040
 Officer of Capon Valley Bank     1995  73,925          6,050         7,265

________________________
[FN]
     <F1> Includes base salary and director fees.  For the last fiscal year, Mr. Porter received a base salary of $83,000 from Grant County Bank, and Mr. Barr received $83,000 from Capon Valley Bank. Mr. Porter earned director fees of $2,250 from the Company and $8,175 from Grant County Bank; Mr. Barr earned director fees of $2,250 from the Company and $6,775 from Capon Valley Bank.

     <F2> Includes Capon Valley Bank's contribution to the Capon Valley
          Bank Profit Sharing 401(k) Plan on behalf of Mr. Barr of
          $12,655.

PROPOSAL TWO            APPOINTMENT OF INDEPENDENT
                            PUBLIC ACCOUNTANTS

     S. B. Hoover and Company, L.L.P. of Harrisonburg, Virginia, were auditors for 1997 and are being recommended to the Company's shareholders for appointment as auditors for 1998. A representative of S. B. Hoover and Company is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.

The Board recommends that shareholders vote "FOR" Proposal Two.

                           SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by November 20, 1998.

                              By Order of the Board of Directors

                              Clarence E. Porter
                              Corporate Secretary
March 20, 1998